Putnam
OTC & Emerging
Growth Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-04

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We would like to call your attention to new information now being included in our shareholder reports. Following the performance tables in the Performance Summary, you can find expense and risk comparisons as well as portfolio turnover information for your fund. The expense information lets you estimate the amount you have paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and lets you compare these expenses with the average expense level for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. The portfolio turnover information explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. It also compares your fund's portfolio turnover rate with that of its industry peers, as measured by Lipper. We believe all of this information can be valuable to you and your financial advisor when you make decisions about your financial program.

The period covered by this report was generally positive for the stock market, although mixed signals from the economy caused volatility in recent months. Putnam OTC & Emerging Growth Fund generated a positive return for its fiscal year ended July 31, 2004, but lagged its performance benchmarks, primarily because of certain technology and health-care positions that the fund's management team believes have not yet achieved their potential. On the following pages, the team members discuss their investment decisions and share their outlook for the economy, the market, and the fund.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 15, 2004


Report from Fund Management

Fund highlights

 * Putnam OTC & Emerging Growth Fund's class A shares posted returns of 3.75% at net asset value (NAV) and -2.15% at public offering price (POP) over the 12-month period ended July 31, 2004.

 * Due in part to declines in certain technology and health-care holdings, the fund's performance was below that of its primary and secondary benchmarks, the Russell 2500 Growth Index, which returned 12.45% for the period, and the Russell Midcap Growth Index, which returned 14.79%.

 * For the same reasons, the fund's performance was below the average return for the Lipper Mid-Cap Growth Funds category, which was 9.63%.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

While your fund delivered a positive return at NAV, a struggling technology sector hurt its performance relative to the benchmark indexes, particularly in the final months of the period. Setbacks in semiconductor, hospital, and broadcasting holdings also caused the fund to lag the average of other funds in its peer group. Despite these difficulties, a number of stocks contributed positively to fund performance, including holdings in the retail, energy, and telecommunications sectors. Throughout the period, we continued to seek stocks of well-managed small and midsize companies with leading market positions and strong financials. While the fund's technology emphasis was more of a hindrance than a help over this period, we believe that this sector continues to offer strong long-term growth potential and plan to continue our focus there. However, we are maintaining the fund's bottom-up approach to stock selection, in which we select stocks based on what we consider to be the fundamental strengths and long-term prospects of each company, rather than trying to forecast broad market trends.

FUND PROFILE

Putnam OTC & Emerging Growth Fund seeks capital appreciation by investing in stocks of U.S. companies traded in the over-the-counter market and in emerging-growth companies listed on securities exchanges. The fund targets small and midsize companies whose earnings management expects to grow rapidly. The fund may be appropriate for investors who are seeking above-average growth potential and are willing to assume above-average risk in pursuit of this goal.


Market overview

Through most of the fund's fiscal year, major stock market indexes grew solidly. Early in the period, corporate earnings reports and strong gross domestic product (GDP) growth put investors in a positive frame of mind. This optimism, along with continued evidence of sustained economic growth, influenced the market through the close of the 2003 calendar year. After the government's announcement that GDP had expanded at an 8.2% rate in the third quarter of 2003 and the Federal Reserve Board's decision to hold interest rates steady, major market indexes posted double-digit gains and ended the year in positive territory for the first time since 1999. In addition, the Dow Jones Industrial Average crossed the psychologically important 10,000 mark for the first time in 18 months.

In the early weeks of 2004, the market continued its climb, but then began to lag as investors paused to assess the strength of the economy. As the year progressed, market volatility intensified as already cautious investors became nervous about rising interest rates, high energy prices, the continued threat of terrorism, instability in Iraq, and the potential for inflation. The final few months of the period were particularly disappointing as the Fed announced its much-anticipated decision to raise short-term interest rates, and concerns mounted that economic growth was beginning to slow.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                     12.45%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            14.79%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.05%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.17%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.84%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.86%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  8.33%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/04.
-------------------------------------------------------------------------------


Strategy overview

Throughout the fiscal year, we positioned the fund's portfolio to take advantage of an improving U.S. economy. For most of the period, our decision to maintain a slight overweight position in the technology sector proved beneficial, as these holdings delivered strong returns. However, in the final three months of the fiscal year, technology stocks suffered declines in response to a number of disappointing earnings announcements and investor concerns that economic growth and capital spending were slowing much sooner than expected. This negative sentiment hurt the semiconductor industry in particular, leading to declines in a number of holdings. By the close of the period, we had trimmed or sold a number of the semiconductor stocks in the portfolio. Despite the difficult environment, we continue to invest a significant portion of the fund's assets in the technology sector, which we believe offers above-average growth potential over the long term.

Our bottom-up approach to stock selection sometimes leads to holdings in sectors not traditionally associated with rapid growth, such as financial services, health care, and energy. During the fiscal year, the fund's overweight position in the energy sector contributed positively to returns as a number of companies thrived in an environment of rising oil and gas prices. Positions in the retail, telecommunications, shipping, and transportation sectors also helped performance for the fiscal year.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                             as of 1/31/04       as of 7/31/04

Health-care services             9.6%                10.6%

Retail                          11.4%                 9.7%

Biotechnology                    4.2%                 7.0%

Software                         7.5%                 7.0%

Electronics                     13.1%                 6.1%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the holdings that contributed positively to returns for the fiscal year were a number of retail stocks. Michaels Stores, an arts and crafts retailer, Chico's, a women's clothing retailer, and PETsMART, a retailer of pet supplies and services, all delivered strong performance. Telecommunications stocks such as American Tower flourished during the period as more wireless service providers worked to improve the quality and capability of their products. American Tower leases antenna space on communications towers to wireless service providers, as well as to radio and TV broadcasters. With more than 15,000 towers, the company benefited greatly from renewed growth in tower rentals, primarily by wireless service providers. Other fund holdings that benefited from these wireless service growth trends were tower operators Crown Castle International and SpectraSite.

Also boosting performance was the fund's exposure to industries that are not traditionally considered growth industries. Posting solid returns were XTO Energy, an oil and gas operations company, and BJ Services, which provides oil-well services and equipment. In the transportation sector, UTI Worldwide, which provides freight-forwarding and other services to businesses, was a standout, as was shipping company J.B. Hunt Transport Services.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 7/31/04)

 1 Marvell Technology Group, Ltd. (2.1%)
   (Bermuda)
   Electronics

 2 American Tower Corp. Class A (1.9%)
   Telecommunications

 3 Michaels Stores, Inc. (1.9%)
   Retail

 4 TCF Financial Corp. (1.7%)
   Banking

 5 Health Management Associates, Inc. (1.5%)
   Health-care services

 6 Pediatrix Medical Group, Inc. (1.4%)
   Health-care services

 7 Hilton Hotels Corp. (1.4%)
   Lodging/tourism

 8 Amylin Pharmaceuticals, Inc. (1.4%)
   Biotechnology

 9 Community Health Systems, Inc. (1.3%)
   Health-care services

10 PETsMART, Inc. (1.3%)
   Retail

Footnote reads:
The fund's holdings will change over time.


Despite weakness in the electronics sector overall, semiconductor company Marvell Technology Group contributed positively to fund performance for the period. This maker of computer chips has continued to grow steadily and rapidly, and is a leader in two of the semiconductor industry's major growth areas -- computer storage and broadband communications.

However, a number of other electronics holdings did not fare so well during the fiscal year. In general, makers of semiconductors and semiconductor equipment were hurt by investor concerns that the economic recovery may not be sustainable. Semiconductor companies Agere Systems, QLogic, and Intersil all reported lower-than-expected earnings for the second quarter and announced disappointing forecasts for future quarters. By the close of the fiscal year, these stocks had been sold from the portfolio. Although semiconductor equipment company Brooks Automation was also a weak performer, we believe this was the result of negative investor sentiment toward the industry. This stock remained in the portfolio at the close of the period because we believe it is a fundamentally strong company with leading market share and strong long-term growth prospects.

In the health-care sector, which had disappointing returns overall, our decision to maintain an underweight position was beneficial, but was not enough to offset the effect of declines in certain holdings. Specifically, health-care services companies came under pressure, due in part to regulatory issues facing the industry. Among the holdings that detracted from returns were Health Management Associates, an operator of rural hospitals, and Omnicare, which provides pharmaceutical services to long-term care facilities. By the close of the period, Omnicare had been sold from the fund's portfolio.

The fund's exposure to broadcasting stocks, such as Westwood One and Entercomm Communications, also had a negative impact on performance during the fiscal year. Although these stocks typically thrive in an improving economy as advertising spending picks up, radio broadcasters were hurt as more advertising dollars shifted to the Internet. During the period, we reduced the fund's positions in the broadcasting sector.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Small and Emerging Growth Team. The members of the team are Richard Weed (Portfolio Leader) and Tony Sutton.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Although a number of issues were distracting investors as the period came to a close, we remain optimistic about the outlook for the markets, the economy, and the fund's holdings in the coming fiscal year. We believe that nervousness and uncertainty about rising interest rates, inflation, geopolitical instability, and the upcoming presidential election have already been priced into stocks. At the same time, valuations for growth stocks remain attractive, job creation and corporate earnings have been better than expected, and corporate spending is improving.

We are positioning the fund with a focus on the business side of the economy. As the economic recovery continues, we expect it will be led by corporate spending, while spending by individual consumers may be slower as interest rates and energy prices continue to be a concern. As always, your fund will remain diversified across the sectors and stocks that we believe can reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during its fiscal year, which ended July 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/1/82)             (7/15/93)             (7/26/99)             (12/9/94)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                     3.75%     -2.15%      2.90%     -2.10%      2.86%      1.86%      3.29%     -0.33%      3.42%
----------------------------------------------------------------------------------------------------------------------------------
5 years                  -55.98     -58.52     -57.62     -58.23     -57.58     -57.58     -57.02     -58.52     -56.53
Annual average           -15.14     -16.14     -15.78     -16.02     -15.76     -15.76     -15.54     -16.14     -15.35
----------------------------------------------------------------------------------------------------------------------------------
10 years                  16.27       9.58       7.93       7.93       7.94       7.94      10.55       6.67      13.49
Annual average             1.52       0.92       0.77       0.77       0.77       0.77       1.01       0.65       1.27
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.36      10.06       9.44       9.44       9.55       9.55       9.71       9.53      10.08
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/04
------------------------------------------------------------------------------------
                                                                    Lipper Mid-Cap
                                                                     Growth Funds
                            Russell 2500       Russell Midcap          category
                            Growth Index*       Growth Index*          average+
------------------------------------------------------------------------------------
1 year                          12.45%              14.79%               9.63%
------------------------------------------------------------------------------------
5 years                          3.80               -1.17                3.12
Annual average                   0.75               -0.23               -0.01
------------------------------------------------------------------------------------
10 years                       127.40              155.24              139.39
Annual average                   8.56                9.82                8.64
------------------------------------------------------------------------------------
Annual average
(life of fund)                     --                  --               10.22
------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * The inception date of the Russell 2500 Growth Index and the Russell Midcap Growth Index was December 31, 1985.

 + Over the 1-, 5-, and 10-year periods ended 7/31/04, there were 482,
   251, and 95 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/94 to 7/31/04

                  Fund's class A         Russell 2500         Russell Midcap
Date               shares at POP         Growth Index          Growth Index

7/31/94                9,425                10,000                10,000
7/31/95               14,261                13,563                13,076
7/31/96               16,702                14,396                14,023
7/31/97               19,430                18,601                19,590
7/31/98               21,043                18,365                21,222
7/31/99               24,895                21,907                25,826
7/31/00               39,839                29,606                37,128
7/31/01               14,679                22,708                25,317
7/31/02                9,080                15,949                18,055
7/31/03               10,561                20,222                22,235
7/31/04              $10,958               $22,740               $25,524

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $10,793 and $10,794, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $11,055 ($10,667 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $11,349. See first page of performance section for performance calculation method.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
                Class A      Class B      Class C      Class M      Class R
-------------------------------------------------------------------------------
Share value:  NAV     POP      NAV          NAV      NAV     POP      NAV
-------------------------------------------------------------------------------
7/31/03      $6.13   $6.50    $5.51        $5.94    $5.78   $5.99      --
-------------------------------------------------------------------------------
12/1/03++       --      --       --           --       --      --    $6.97
-------------------------------------------------------------------------------
7/31/04       6.36    6.71+    5.67         6.11     5.97    6.19     6.35
-------------------------------------------------------------------------------

 * The fund made no distributions during the period.

 + Reflects a reduction in sales charges that took effect on January 28, 2004.

++ Inception date of class R shares.


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M         Class R
(inception dates)             (11/1/82)             (7/15/93)             (7/26/99)             (12/9/94)       (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP       NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                    19.46%     12.60%     18.64%     13.64%     18.71%     17.71%     18.85%     14.73%     19.26%
---------------------------------------------------------------------------------------------------------------------------
5 years                  -51.99     -54.75     -53.78     -54.44     -53.70     -53.70     -53.21     -54.84     -52.51
Annual average           -13.65     -14.67     -14.30     -14.55     -14.27     -14.27     -14.09     -14.70     -13.84
---------------------------------------------------------------------------------------------------------------------------
10 years                  31.80      24.17      22.36      22.36      22.32      22.32      25.18      20.81      28.68
Annual average             2.80       2.19       2.04       2.04       2.04       2.04       2.27       1.91       2.55
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.94      10.64      10.01      10.01      10.12      10.12      10.28      10.10      10.66
---------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam OTC & Emerging Growth Fund from February 1, 2004, to July 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 7/31/04
----------------------------------------------------------------------------
                      Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------
Expenses paid per
$1,000*                 $6.42      $9.97      $9.97      $8.79      $7.61
----------------------------------------------------------------------------
Ending value (after
expenses)             $913.80    $910.10    $909.20    $911.40    $912.40
----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2004, use the calculation method below. To find the value of your investment on February 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 2/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.42 (see table above) = $64.20
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


---------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annual return for the 6 months ended 7/31/04
---------------------------------------------------------------------------
                      Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Expenses paid per
$1,000*                $6.77     $10.52     $10.52      $9.27      $8.02
---------------------------------------------------------------------------
Ending value (after
expenses)          $1,018.15  $1,014.42  $1,014.42  $1,015.66  $1,016.91
---------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


---------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
---------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Your fund's annualized
expense ratio+            1.35%      2.10%      2.10%      1.85%      1.60%
---------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                   1.57%      2.32%      2.32%      2.07%      1.82%
---------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.


-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam OTC & Emerging
Growth Fund                 63%        55%        80%        99%       104%
-----------------------------------------------------------------------------
Lipper Mid-Cap Growth
Funds category
average                    150%       165%       180%       171%       152%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year, with the exception of 2004 data. Lipper data for 2004 represents the average turnover for each fund in the category for its most recent fiscal year and for which data is available as of 6/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       14.75

U.S. stock
fund average            3.75

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.


Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam OTC & Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam OTC & Emerging Growth Fund (the "fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2004


The fund's portfolio
July 31, 2004

Common stocks (95.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (1.1%)
-------------------------------------------------------------------------------
       402,439 Lamar Advertising Co. (NON)                          $16,182,072

Aerospace and Defense (1.0%)
-------------------------------------------------------------------------------
       228,000 Alliant Techsystems, Inc. (NON)                       14,354,880

Airlines (0.5%)
-------------------------------------------------------------------------------
       297,019 JetBlue Airways Corp. (NON)                            7,072,022

Automotive (0.9%)
-------------------------------------------------------------------------------
       262,600 Donaldson Co., Inc.                                    6,993,038
       168,528 Gentex Corp.                                           6,033,302
                                                                 --------------
                                                                     13,026,340

Banking (2.3%)
-------------------------------------------------------------------------------
       218,600 Investors Financial Services Corp.                     9,985,648
       408,500 TCF Financial Corp.                                   24,673,400
                                                                 --------------
                                                                     34,659,048

Biotechnology (7.0%)
-------------------------------------------------------------------------------
     1,008,883 Amylin Pharmaceuticals, Inc. (NON)                    20,782,990
       348,400 Celgene Corp. (NON)                                   18,580,172
       351,200 Connetics Corp. (NON)                                  9,668,536
       381,200 Ligand Pharmaceuticals, Inc. Class B
               (NON)                                                  5,264,372
       464,300 Medicines Co. (NON)                                   12,285,378
       240,000 MGI Pharma, Inc. (NON)                                 6,722,400
       217,750 Neurocrine Biosciences, Inc. (NON)                    10,140,618
       200,000 Onyx Pharmaceuticals, Inc. (NON)                       6,826,000
       239,714 OSI Pharmaceuticals, Inc. (NON)                       14,406,811
                                                                 --------------
                                                                    104,677,277

Broadcasting (2.7%)
-------------------------------------------------------------------------------
       386,300 Citadel Broadcasting Corp. (NON)                       5,442,967
       602,751 Cumulus Media, Inc. Class A (NON)                      8,848,385
       274,000 Entercom Communications Corp. (NON)                   10,535,300
       631,700 Westwood One, Inc. (NON)                              15,034,460
                                                                 --------------
                                                                     39,861,112

Coal (0.5%)
-------------------------------------------------------------------------------
       201,000 CONSOL Energy, Inc.                                    7,203,840

Commercial and Consumer Services (2.6%)
-------------------------------------------------------------------------------
       240,166 Choicepoint, Inc. (NON)                               10,086,972
        18,100 Corporate Executive Board Co. (The)                    1,026,270
       152,000 Manpower, Inc.                                         6,619,600
       209,000 Monster Worldwide, Inc. (NON)                          4,616,810
       562,300 Robert Half International, Inc.                       15,643,186
                                                                 --------------
                                                                     37,992,838

Communications Equipment (5.5%)
-------------------------------------------------------------------------------
       657,800 ADTRAN, Inc.                                          17,569,838
        53,792 Alcatel SA ADR (France) (NON)                            696,068
       788,000 Andrew Corp. (NON)                                     8,549,800
       327,100 Aspect Communications Corp. (NON)                      2,770,537
       488,900 Comverse Technology, Inc. (NON)                        8,340,634
       224,000 F5 Networks, Inc. (NON)                                5,866,560
       578,087 Foundry Networks, Inc. (NON)                           5,931,173
       680,800 Juniper Networks, Inc. (NON)                          15,631,168
       743,785 Sonus Networks, Inc. (NON)                             3,785,866
       651,900 Tekelec (NON)                                         12,666,417
                                                                 --------------
                                                                     81,808,061

Computers (2.0%)
-------------------------------------------------------------------------------
       574,000 Network Appliance, Inc. (NON)                         11,083,940
       351,000 PalmOne, Inc. (NON)                                   14,117,220
       142,000 Verint Systems, Inc. (NON)                             4,502,820
                                                                 --------------
                                                                     29,703,980

Consumer Goods (1.4%)
-------------------------------------------------------------------------------
       105,300 Energizer Holdings, Inc. (NON)                         4,011,930
       595,700 Yankee Candle Co., Inc. (The) (NON)                   17,287,214
                                                                 --------------
                                                                     21,299,144

Consumer Services (0.5%)
-------------------------------------------------------------------------------
       191,600 Alliance Data Systems Corp. (NON)                      7,608,436

Distribution (0.4%)
-------------------------------------------------------------------------------
       137,400 SCP Pool Corp.                                         5,665,002

Electronics (6.1%)
-------------------------------------------------------------------------------
       137,400 Broadcom Corp. Class A (NON)                           4,858,464
     1,214,200 Brooks Automation, Inc. (NON)                         17,496,622
       229,701 CiDRA Corp.  (acquired 01/28/04,
               cost $6,246) (Private) (NON) (RES)                         2,297
        16,408 CiDRA Corp. - escrow (acquired
               01/28/04, cost $335) (Private) (NON)
               (RES)                                                        123
     1,300,000 Integrated Device Technology, Inc.
               (NON)                                                 14,859,000
     1,369,058 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                       31,789,527
       495,000 PerkinElmer, Inc.                                      8,702,100
     1,526,500 Skyworks Solutions, Inc. (NON)                        12,792,070
                                                                 --------------
                                                                     90,500,203

Energy (4.7%)
-------------------------------------------------------------------------------
       272,800 BJ Services Co.                                       13,547,248
       255,000 CAL Dive International, Inc. (NON)                     7,905,000
       246,100 ENSCO International, Inc.                              7,410,071
       294,500 Nabors Industries, Ltd. (Bermuda)
               (NON)                                                 13,694,250
       258,605 National-Oilwell, Inc. (NON)                           8,650,337
       383,200 Patterson-UTI Energy, Inc.                             6,985,736
       192,000 Smith International, Inc. (NON)                       11,189,760
                                                                 --------------
                                                                     69,382,402

Gaming & Lottery (0.5%)
-------------------------------------------------------------------------------
       550,000 Alliance Gaming Corp. (NON)                            7,826,500

Health Care Services (10.6%)
-------------------------------------------------------------------------------
       210,000 American Healthways, Inc. (NON)                        5,718,300
       140,000 AMERIGROUP Corp. (NON)                                 6,714,400
       810,600 Community Health Systems, Inc. (NON)                  19,948,866
       180,000 Coventry Health Care, Inc. (NON)                       9,199,800
       163,600 Fisher Scientific International,
               Inc. (NON)                                             9,521,520
     1,082,500 Health Management Associates, Inc.                    21,714,950
       245,600 Henry Schein, Inc. (NON)                              16,479,760
       353,800 Manor Care, Inc.                                      11,056,250
       338,000 Pediatrix Medical Group, Inc. (NON)                   21,375,120
       160,000 United Surgical Partners
               International, Inc. (NON)                              5,638,400
       223,700 Universal Health Services, Inc.
               Class B                                               10,180,587
       297,750 VCA Antech, Inc. (NON)                                12,514,433
       212,300 WellChoice, Inc. (NON)                                 7,770,180
                                                                 --------------
                                                                    157,832,566

Investment Banking/Brokerage (2.4%)
-------------------------------------------------------------------------------
       888,200 Ameritrade Holding Corp. Class A
               (NON)                                                  9,850,138
       285,000 Eaton Vance Corp.                                     10,812,900
       321,900 T. Rowe Price Group, Inc.                             14,878,218
                                                                 --------------
                                                                     35,541,256

Leisure (0.6%)
-------------------------------------------------------------------------------
       470,600 Multimedia Games, Inc. (NON)                           8,908,458
        14,800 Polaris Industries, Inc.                                 707,440
                                                                 --------------
                                                                      9,615,898

Lodging/Tourism (2.3%)
-------------------------------------------------------------------------------
     1,175,900 Hilton Hotels Corp.                                   20,966,297
     1,817,300 La Quinta Corp. (NON)                                 13,920,518
                                                                 --------------
                                                                     34,886,815

Machinery (0.4%)
-------------------------------------------------------------------------------
       200,000 MSC Industrial Direct Co., Inc.
               Class A                                                6,260,000

Manufacturing (1.6%)
-------------------------------------------------------------------------------
       299,250 IDEX Corp.                                             9,602,933
       251,350 Roper Industries, Inc.                                14,075,600
                                                                 --------------
                                                                     23,678,533

Medical Technology (1.9%)
-------------------------------------------------------------------------------
        47,890 Given Imaging, Ltd. (Israel) (NON)                     1,648,374
       170,900 Kinetic Concepts, Inc. (NON)                           7,676,828
       168,600 Respironics, Inc. (NON)                                9,394,392
       222,300 Waters Corp. (NON)                                     9,754,524
                                                                 --------------
                                                                     28,474,118

Oil & Gas (1.7%)
-------------------------------------------------------------------------------
       493,100 Chesapeake Energy Corp.                                7,569,085
       584,375 XTO Energy, Inc.                                      17,472,813
                                                                 --------------
                                                                     25,041,898

Pharmaceuticals (1.7%)
-------------------------------------------------------------------------------
       248,600 Cephalon, Inc. (NON)                                  12,559,272
       370,000 IVAX Corp. (NON)                                       8,824,500
       164,151 Salix Pharmaceuticals, Ltd. (NON)                      3,499,699
                                                                 --------------
                                                                     24,883,471

Restaurants (1.3%)
-------------------------------------------------------------------------------
       583,350 Applebee's International, Inc.                        15,540,444
       100,000 Red Robin Gourmet Burgers, Inc.
               (NON)                                                  3,410,000
                                                                 --------------
                                                                     18,950,444

Retail (9.7%)
-------------------------------------------------------------------------------
       439,400 Abercrombie & Fitch Co. Class A                       16,205,072
       354,800 Advance Auto Parts, Inc. (NON)                        13,170,176
       291,400 Chico's FAS, Inc. (NON)                               12,200,918
       335,400 Dick's Sporting Goods, Inc. (NON)                     10,900,500
       167,000 Hughes Supply, Inc.                                   10,173,640
       519,300 Michaels Stores, Inc.                                 28,057,779
       354,800 PETCO Animal Supplies, Inc. (NON)                     10,597,876
       634,100 PETsMART, Inc.                                        19,663,441
       401,200 Tractor Supply Co. (NON)                              14,547,512
       286,000 Urban Outfitters, Inc. (NON)                           8,505,640
                                                                 --------------
                                                                    144,022,554

Schools (2.0%)
-------------------------------------------------------------------------------
       214,500 Career Education Corp. (NON)                           7,252,245
       601,800 Corinthian Colleges, Inc. (NON)                       11,265,696
       382,400 Education Management Corp. (NON)                      10,615,424
       125,000 UNEXT.com, LLC (acquired 04/14/00,
               cost $10,451,238) (Private) (NON)
               (RES)                                                      1,250
                                                                 --------------
                                                                     29,134,615

Semiconductor (1.8%)
-------------------------------------------------------------------------------
       195,000 Cognex Corp.                                           5,865,600
       612,500 Lam Research Corp. (NON)                              14,608,125
       772,200 LTX Corp. (NON)                                        6,277,986
                                                                 --------------
                                                                     26,751,711

Shipping (2.1%)
-------------------------------------------------------------------------------
       239,100 Expeditors International of
               Washington, Inc.                                      11,096,631
       236,500 Heartland Express, Inc.                                6,387,865
       365,500 J. B. Hunt Transport Services, Inc.                   14,038,855
                                                                 --------------
                                                                     31,523,351

Software (7.0%)
-------------------------------------------------------------------------------
       716,000 Akamai Technologies, Inc. (NON)                       10,689,880
       718,700 Amdocs, Ltd. (Guernsey) (NON)                         15,595,790
       348,300 Avid Technology, Inc. (NON)                           16,279,542
       630,000 Citrix Systems, Inc. (NON)                            11,100,600
       573,300 Cognos, Inc. (Canada) (NON)                           19,308,744
       175,000 Mercury Interactive Corp. (NON)                        6,398,000
       550,000 Micromuse, Inc. (NON)                                  2,475,000
       608,500 Red Hat, Inc. (NON)                                   10,417,520
       639,300 RSA Security, Inc. (NON)                              11,903,766
        90,200 webMethods, Inc. (NON)                                   430,254
                                                                 --------------
                                                                    104,599,096

Technology Services (2.3%)
-------------------------------------------------------------------------------
       391,000 Ask Jeeves, Inc. (NON)                                11,370,280
       535,400 Cognizant Technology Solutions Corp.
               (NON)                                                 14,750,270
       264,300 VeriSign, Inc. (NON)                                   4,627,893
       559,600 Wireless Facilities, Inc. (NON)                        4,185,808
                                                                 --------------
                                                                     34,934,251

Telecommunications (3.6%)
-------------------------------------------------------------------------------
     1,951,500 American Tower Corp. Class A (NON)                    28,218,690
       859,400 Crown Castle International Corp.
               (NON)                                                 12,134,728
       296,300 Spectrasite, Inc. (NON)                               12,740,900
                                                                 --------------
                                                                     53,094,318

Transportation (1.1%)
-------------------------------------------------------------------------------
       318,900 UTI Worldwide, Inc.                                   16,420,161

Waste Management (1.9%)
-------------------------------------------------------------------------------
       366,100 Stericycle, Inc. (NON)                                17,938,900
       368,250 Waste Connections, Inc. (NON)                         10,627,695
                                                                 --------------
                                                                     28,566,595
                                                                 --------------
               Total Common stocks
               (cost $1,371,467,228)                             $1,423,034,808

Convertible preferred stocks (1.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       121,220 ASM International, N. V. (acquired
               various dates from 11/15/00 to
               11/01/01, cost $2,683,466) (Private)
               (Netherlands) (NON) (RES)                             $1,580,709
     1,020,280 Asymptote Ser. D, zero % cv. pfd.
               (acquired 09/19/00, cost $13,304,330)
               (Private) (NON) (RES)                                    209,157
       496,666 Bowstreet, Inc. Ser. D, $7.00 cum.
               cv. pfd.  (acquired 10/25/00, cost
               $5,959,992) (Private) (NON) (RES)                         24,833
       224,820 Capella Education Co., Inc. Class F,
               zero % cv. pfd.  (acquired 02/14/02,
               cost $2,500,003) (Private) (NON)
               (RES)                                                  3,597,127
         6,776 CiDRA Corp. red. pfd.  (acquired
               01/28/04, cost $18,426) (Private)
               (NON) (RES)                                                6,776
           484 CiDRA Corp. red. pfd. -
               escrow (acquired 01/28/04, cost $987)
               (Private) (NON) (RES)                                        363
        40,384 CiDRA Corp. Ser. D, $7.70 cv. pfd.
               (acquired 01/28/04, cost
               $3,168,171) (Private) (NON) (RES)                      1,165,078
         4,345 CiDRA Corp. Ser. D - escrow
               (acquired 01/28/04, cost $610,642)
               (Private) (NON) (RES)                                    224,560
     1,517,087 CommVault Systems zero % cv. pfd.
               (acquired various dates from
               01/30/02 to 09/04/03,  cost
               $4,749,999) (Private) (NON) (RES)                      5,461,513
        81,199 Cyvera zero % cv. pfd. (acquired
               01/28/04, cost $220,803)  (Private)
               (NON) (RES)                                               81,199
     3,799,710 eStudio LIVE, Inc. zero % cv. pfd.
               (acquired various dates
               from 02/23/00 to 01/14/03, cost
               $6,157,009) (Private) (NON) (RES)
               (AFF)                                                        380
    10,627,800 Hyperchip, Inc. Ser. C, 8.00% cv.
               pfd. (acquired 09/05/00, cost
               $9,352,464) (Private) (NON) (RES)                          1,063
       425,000 Lightwave Microsystems Corp. Ser. G,
               $0.80 cv. pfd.  (acquired 10/19/00,
               cost $4,250,000) (Private) (NON)
               (RES)                                                      4,250
     1,690,574 MarketSoft Software Corp. Ser. D,
               zero % cv. pfd.  (acquired 12/07/00,
               cost $8,250,001) (Private) (NON)
               (RES) (AFF)                                            1,470,799
       878,186 Totality Corp. Ser. D, $0.346 cum.
               cv. pfd. (acquired 06/26/00, cost
               $3,799,999) (Private) (NON) (RES)                        263,456
       459,362 Vivace Networks, Inc. Ser. C, $0.583
               cv. pfd.  (acquired 09/07/00, cost
               $938,496) (Private) (NON) (RES)                          156,183
                                                                 --------------
               Total Convertible preferred stocks
               (cost $65,964,788)                                   $14,247,446

Short-term investments (3.5%) (cost $51,653,268) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $51,653,268 Putnam Prime Money Market Fund (e)                   $51,653,268
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,489,085,284)                             $1,488,935,522
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,487,602,027.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2004 was $14,251,116 or 1.0% of net assets.

(AFF) Affiliated Companies (Note 6).

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
July 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,423,025,006)          $1,435,811,075
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $66,060,278) (Notes 5
and 6)                                                             53,124,447
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             326,978
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                501,412
-------------------------------------------------------------------------------
Receivable for securities sold                                     22,780,307
-------------------------------------------------------------------------------
Total assets                                                    1,512,544,219

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   13,836,517
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          7,173,891
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,624,843
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            898,557
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                279,821
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,524
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                587,847
-------------------------------------------------------------------------------
Other accrued expenses                                                538,192
-------------------------------------------------------------------------------
Total liabilities                                                  24,942,192
-------------------------------------------------------------------------------
Net assets                                                     $1,487,602,027

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $7,127,384,455
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (5,639,632,666)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                           (149,762)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,487,602,027

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($906,747,843 divided by 142,515,460 shares)                            $6.36
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $6.36)*                  $6.71
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($272,143,808 divided by 47,992,290 shares)**                           $5.67
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($17,558,212 divided by 2,871,887 shares)**                             $6.11
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($197,632,237 divided by 33,127,534 shares)                             $5.97
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $5.97)*                  $6.19
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($9,710 divided by 1,529 shares)                          $6.35
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($93,510,217 divided by 14,294,340 shares)                $6.54
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended July 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends                                                          $4,681,969
-------------------------------------------------------------------------------
Interest (including interest income of $44,958 from
investments in affiliated issuers) (Note 5)                           274,134
-------------------------------------------------------------------------------
Total investment income                                             4,956,103

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   11,293,662
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      8,076,788
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             63,223
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       28,339
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,752,421
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,724,406
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 232,714
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,721,165
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      11
-------------------------------------------------------------------------------
Other                                                               1,268,460
-------------------------------------------------------------------------------
Non-recurring costs (Note 7)                                           73,864
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 7)                                     (73,864)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (7,414)
-------------------------------------------------------------------------------
Total expenses                                                     29,153,775
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,467,201)
-------------------------------------------------------------------------------
Net expenses                                                       27,686,574
-------------------------------------------------------------------------------
Net investment loss                                               (22,730,471)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  250,592,991
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                   67,515
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year       (109,143,881)
-------------------------------------------------------------------------------
Net gain on investments                                           141,516,625
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $118,786,154
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended July 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                             $(22,730,471)    $(25,174,551)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments          250,660,506     (440,268,703)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                  (109,143,881)     736,683,162
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       118,786,154      271,239,908
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (671,042,428)    (267,426,387)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (552,256,274)       3,813,521

Net assets
-------------------------------------------------------------------------------
Beginning of year                              2,039,858,301    2,036,044,780
-------------------------------------------------------------------------------
End of year                                   $1,487,602,027   $2,039,858,301
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.13           $5.27           $8.52          $29.96          $19.80
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.07) (d)       (.06)           (.07)           (.13)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .30             .92           (3.18)         (16.72)          12.33
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                                       .23             .86           (3.25)         (16.85)          12.09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $6.36           $6.13           $5.27           $8.52          $29.96
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      3.75           16.32          (38.15)         (63.15)          60.03
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $906,748      $1,120,364      $1,166,011      $2,207,311      $5,739,645
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.34 (d)        1.38            1.24            1.04             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                  (1.00) (d)      (1.18)          (1.09)           (.84)           (.75)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     62.51           55.11           79.54           99.14          104.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $5.51           $4.77           $7.77          $28.10          $18.78
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.11) (d)       (.09)           (.11)           (.23)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .27             .83           (2.89)         (15.51)          11.70
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                                       .16             .74           (3.00)         (15.74)          11.25
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $5.67           $5.51           $4.77           $7.77          $28.10
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      2.90           15.51          (38.61)         (63.43)          58.77
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $272,144        $399,189        $411,843        $872,627      $2,619,509
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.09 (d)        2.13            1.99            1.79            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                  (1.75) (d)      (1.93)          (1.84)          (1.58)          (1.50)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     62.51           55.11           79.54           99.14          104.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $5.94           $5.14           $8.37          $29.75          $19.80
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.11) (d)       (.10)           (.12)           (.24)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .28             .90           (3.11)         (16.55)          12.35
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                                       .17             .80           (3.23)         (16.79)          11.88
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $6.11           $5.94           $5.14           $8.37          $29.75
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      2.86           15.56          (38.59)         (63.44)          58.94
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $17,558         $25,779         $26,540         $51,023        $110,916
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.09 (d)        2.13            1.99            1.79            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                  (1.75) (d)      (1.93)          (1.84)          (1.59)          (1.46)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     62.51           55.11           79.54           99.14          104.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $5.78           $4.99           $8.11          $28.98          $19.27
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.09) (d)       (.08)           (.10)           (.19)           (.39)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .28             .87           (3.02)         (16.09)          12.03
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .19             .79           (3.12)         (16.28)          11.64
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $5.97           $5.78           $4.99           $8.11          $28.98
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      3.29           15.83          (38.47)         (63.35)          59.32
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $197,632        $220,723        $190,171        $289,934        $632,154
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.84 (d)        1.88            1.74            1.54            1.43
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                  (1.50) (d)      (1.68)          (1.59)          (1.34)          (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     62.51           55.11           79.54           99.14          104.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                                                                                                      period
                                                                                                                    December 1,
                                                                                                                       2003+
Per-share                                                                                                           to July 31,
operating performance                                                                                                  2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                   $6.97
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)(d)                                                                                             (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                                                                    (.57)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                  (.62)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                         $6.35
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                (8.90)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                          $10
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                                                                           1.06*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(d)                                                                                           (.84)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                62.51
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.29           $5.39           $8.69          $30.35          $19.98
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.06) (d)       (.05)           (.06)           (.09)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .31             .95           (3.24)         (16.98)          12.46
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                                       .25             .90           (3.30)         (17.07)          12.30
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (4.59)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $6.54           $6.29           $5.39           $8.69          $30.35
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      3.98           16.70          (37.97)         (63.05)          60.56
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $93,510        $273,803        $241,480        $398,264        $804,773
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.09 (d)        1.13             .99             .79             .68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.75) (d)       (.93)           (.84)           (.59)           (.48)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     62.51           55.11           79.54           99.14          104.11
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares. (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
July 31, 2004

Note 1
Significant accounting policies

Putnam OTC & Emerging Growth Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $5,637,142,601 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
-------------------------------
  $246,465,953    July 31, 2009
 4,367,146,683    July 31, 2010
   985,045,539    July 31, 2011
    38,484,426    July 31, 2012

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, straddle loss deferrals, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2004, the fund reclassified $22,730,471 to decrease accumulated net investment loss and $22,730,471 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $229,887,761
Unrealized depreciation           (232,259,330)
                                  ------------
Net unrealized depreciation         (2,371,569)
Capital loss carryforward       (5,637,142,601)
Cost for federal income
tax purposes                    $1,491,307,091


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended July 31, 2004, the fund paid PFTC $5,561,073 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2004, the fund's expenses were reduced by $1,467,201 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,641, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $89,515 and $2,450 from the sale of class A and class M shares, respectively, and received $968,989 and $5,209 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received $1,967 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended July 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,170,048,045 and $1,859,086,181, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         518,632           578,361
Options exercised                     (199,286)         (306,665)
Options expired                       (137,320)         (118,782)
Options closed                        (182,026)         (152,914)
----------------------------------------------------------------
Written options
outstanding at end of year                  --               $--
----------------------------------------------------------------

Note 4
Capital shares

At July 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         37,085,703      $249,723,797
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    37,085,703       249,723,797

Shares repurchased                 (77,204,730)     (524,179,962)
----------------------------------------------------------------
Net decrease                       (40,119,027)    $(274,456,165)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         73,186,303      $383,865,220
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions
----------------------------------------------------------------
                                    73,186,303       383,865,220

Shares repurchased                (111,791,907)     (579,453,807)
----------------------------------------------------------------
Net decrease                       (38,605,604)    $(195,588,587)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,951,025       $35,785,202
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     5,951,025        35,785,202

Shares repurchased                 (30,420,228)     (184,486,066)
----------------------------------------------------------------
Net decrease                       (24,469,203)    $(148,700,864)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,941,791       $47,354,848
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions
----------------------------------------------------------------
                                     9,941,791        47,354,848

Shares repurchased                 (23,843,016)     (111,182,134)
----------------------------------------------------------------
Net decrease                       (13,901,225)     $(63,827,286)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            689,828        $4,473,003
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       689,828         4,473,003

Shares repurchased                  (2,158,184)      (14,127,716)
----------------------------------------------------------------
Net decrease                        (1,468,356)      $(9,654,713)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,821,275        $9,425,623
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions
----------------------------------------------------------------
                                     1,821,275         9,425,623

Shares repurchased                  (2,642,607)      (13,432,847)
----------------------------------------------------------------
Net decrease                          (821,332)      $(4,007,224)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,791,211       $36,533,447
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     5,791,211        36,533,447

Shares repurchased                 (10,845,176)      (69,412,122)
----------------------------------------------------------------
Net decrease                        (5,053,965)     $(32,878,675)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,903,409       $54,219,935
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    10,903,409        54,219,935

Shares repurchased                 (10,814,070)      (53,411,982)
----------------------------------------------------------------
Net increase                            89,339          $807,953
----------------------------------------------------------------

                                 For the period December 1, 2003
                                 (commencement of operations) to
                                                   July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,529           $10,366
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         1,529            10,366

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                             1,529           $10,366
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,290,143       $77,435,096
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    11,290,143        77,435,096

Shares repurchased                 (40,517,063)     (282,797,473)
----------------------------------------------------------------
Net decrease                       (29,226,920)    $(205,362,377)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         28,337,348      $152,477,753
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    28,337,348       152,477,753

Shares repurchased                 (29,614,665)     (157,288,996)
----------------------------------------------------------------
Net decrease                        (1,277,317)      $(4,811,243)
----------------------------------------------------------------

At July 31, 2004, Putnam, LLC owned 143 class R shares of the fund (9.35% of class R shares outstanding), valued at $909.


Note 5
Investment in Putnam Prime
Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $44,958 for the period ended July 31, 2004.


Note 6
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of                    Purchase   Sales   Dividend          Market
Affiliate                      Cost    Cost     Income           Value
----------------------------------------------------------------------
eStudio LIVE, Inc (Private)     $--     $--        $--            $380
MarketSoft Software Corp.
Ser. D (Private)                 --      --         --       1,470,799
----------------------------------------------------------------------
Totals                          $--     $--        $--      $1,471,179
----------------------------------------------------------------------

Market values are shown for those securities affiliated at period end.


Note 7
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended July 31, 2004, Putnam Management has assumed
$73,864 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). And, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly
5.75%) and 4.50% for most income funds  (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Putnam Floating Rate Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds
Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN014-216505  9/04



Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam OTC & Emerging Growth Fund
Supplement to Annual Report dated 7/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/04

                                                                       NAV

1 year                                                                3.98%
5 years                                                             -55.35
Annual average                                                      -14.89
10 years                                                             18.96
Annual average                                                        1.75
Life of fund (since class A inception, 11/01/82)
Annual average                                                       10.48

Share value:                                                           NAV

7/31/03                                                              $6.29
7/31/04                                                              $6.54

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     --           --                --                  --
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 9 and 10 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 7/31/04

                                                                   Class Y

Expenses paid per $1,000*                                           $5.24
Ending value (after expenses)
                                                                  $914.70
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04

                                                                   Class Y

Expenses paid per $1,000*                                           $5.52
Ending value (after expenses)                                   $1,019.39

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                1.10%
Average annualized expense ratio for Lipper peer group++             1.32%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2004       $63,761*    $--             $4,412    $350
July 31, 2003       $66,963     $--             $4,278    $--

* Includes fees of $ 1,509 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended July 31, 2004 and July 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $138,390 and $ 77,873, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Items 6. Schedule of Investments: Not applicable
---------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 27, 2004